Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ John W. Ballantine
John W. Ballantine

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ David A. Dietzler
David A. Dietzler

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Robert T. F. Reid
Robert T. F. Reid

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Maria M. Pope
Maria M. Pope

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ M. Lee Pelton
M. Lee Pelton

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Corbin A. McNeill, Jr.
Corbin A. McNeill, Jr.

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Mark B. Ganz
Mark B. Ganz

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Neil Nelson
Neil Nelson

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Rodney L. Brown, Jr.
Rodney L. Brown, Jr.

/

Exhibit 24.1

POWER OF ATTORNEY

Registration Statement on Form S-8,

(2007 Employee Stock Purchase Plan)

The undersigned director of PORTLAND GENERAL ELECTRIC COMPANY ( the “Company”) does hereby constitute and appoint PEGGY Y. FOWLER, Chief Executive Officer and President, JAMES J. PIRO, Executive Vice President, Finance, Chief Financial Officer and Treasurer and DOUGLAS R. NICHOLS, Vice President, General Counsel and Secretary and each of them, and any successor or successors to such offices held by each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as a director or officer of the Company or in any other capacity ) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2007 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company or in any other capacity) to one or more Registration Statements on Form S-8 or any form relating to the registration of such Common Stock to be filed with the Securities and Exchange Commission and any amendments thereto (including any post-effective amendments) or application for amendments thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

Dated as of May 3, 2007.

/s/ Peggy Y. Fowler
Peggy Y. Fowler